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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                DECEMBER 16, 2002

                           MUTUAL RISK MANAGEMENT LTD
               (EXACT NAME OR REGISTRANT SPECIFIED IN ITS CHARTER)

             STATE OR OTHER       COMMISSION           IRS EMPLOYER
              JURISDICTION        FILE NUMBER:        IDENTIFICATION
            OF INCORPORATION:                             NUMBER:

                 BERMUDA           1-10760            NOT APPLICABLE

                                44 CHURCH STREET
                              HAMILTON HM12 BERMUDA
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (441) 295-5688


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                                        2

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

1. On December 20, 2002, Mutual Risk Management Ltd. ("MRM") announced the filing of a Scheme of Arrangement with its creditors.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (b) Exhibits

99.1 Press Release dated December 20, 2002, related to the announcement of the filing of a Scheme of Arrangement.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2002             MUTUAL RISK MANAGEMENT LTD.



                                     By: /s/ Angus H. Ayliffe
                                        --------------------------------------
                                        Angus H. Ayliffe
                                        Chief Financial Officer

EXHIBIT INDEX


EXHIBIT
  NO.    DESCRIPTION
-------  -----------

99.1 Press Release dated December 20, 2002, related to the announcement of a filing of a Scheme of Arrangement.